SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549


                          FORM 8-K


                       CURRENT REPORT


           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934



                      January 13, 1997
      Date of Report (Date of earliest event reported)


                     INNOVUS CORPORATION
     (Exact name of Registrant as specified in its charter)


       Delaware                        0-26790             87-0461856
     (State or other              (Commission File         (IRS Employer
     jurisdiction of              Number)             Identification No.)
     Incorporation)


                     2060 E. 2100 South
                 Salt Lake City, Utah 84109
          (Address of principal executive offices)
                         (Zip Code)

                       (801-463-8200)
          (Registrant's telephone number, including area code)


Item 5.  Other Events.

         On January 13, 1997 David Broadbent submitted his resignation as a director of the Registrant. Mr. Broadbent stated that he was resigning for personal reasons. Mr. Broadbent had also served as an executive officer of the Registrant until August, 1996. Mr. Broadbent's position on the Registrant's Board of Directors will remain vacant until a suitable replacement is found.



                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    INNOVUS CORPORATION



     Date: January 21, 1997         By /x/
                                    David Mock, Chief Financial Officer